UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 3, 2018

INTEGER HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2595 Dallas Parkway, Suite 310, Frisco, Texas 75034
(Address of Principal Executive Offices) (Zip Code)

(214) 618-5243
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

Master Purchase and Sale Agreement

On May 3, 2018, Integer Holdings Corporation and its direct operating subsidiary Greatbatch Ltd. (together the “Company”) entered into a Master Purchase and Sale Agreement (the “Purchase Agreement”) with Bandera Acquisition, LLC, a newly formed subsidiary of MedPlast, LLC (the “Purchaser”), under which the Company has agreed to sell the stock of subsidiaries and certain assets representing the Company’s Advanced Surgical and Orthopedic product lines (the “AS&O Business”) to Purchaser, for cash consideration of $600,000,000 (subject to customary closing adjustments) and the Purchaser’s assumption of liabilities relating to the AS&O Business (collectively, the “Transaction”). The Purchase Agreement provides that, for a period of three years following the closing of the Transaction, Integer Holdings Corporation, together with its direct and indirect majority owned subsidiaries, will not, subject to certain limited exceptions, engage in a business that is competitive with the AS&O Business. The AS&O Business’ subsidiary, Greatbatch Medical SAS, is not included in the Transaction pending completion of the consultative works council process mandated under French law.

The Purchase Agreement contemplates that the Purchaser will finance the Transaction through committed equity and debt financing. However, the closing of the Transaction is not conditioned upon the receipt of any such financing. The Transaction is subject to customary closing conditions, including the expiration of waiting periods or clearances under applicable U.S. and foreign competition laws.

The Company’s press release announcing its entry into the Transaction is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2018, Integer Holdings Corporation issued a press release announcing its results for the quarter ended March 30, 2018.  A copy of the release is furnished with this report as Exhibit 99.2 and is incorporated by reference into this Item 2.02.

The information contained in this report under Item 2.02 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this report under Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 3, 2018
99.2	Press Release dated May 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGER HOLDINGS CORPORATION

Date: May 3, 2018	By:	/s/ Gary J. Haire
Gary J. Haire
Executive Vice President and Chief Financial Officer